Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

ZEGA Buy and Hedge ETF

Ticker Symbol: ZHDG

Listed on NYSE Arca, Inc.

June 14, 2023

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated August 28, 2022, as supplemented

The Fund’s investment adviser, Toroso Investments, LLC (“Toroso”), has retained responsibility for trading the Fund’s portfolio securities (and selecting brokers to effect the trades). However, Toroso and the Fund’s investment sub-adviser, ZEGA Financial, LLC (“ZEGA”), desire that Toroso delegate trading authority for the Fund to ZEGA.

On May 24-25, 2023, the Board of Trustees of Tidal ETF Trust (the “Board”) approved an amended and restated sub-advisory agreement (the “New Sub-Advisory Agreement”) that would provide ZEGA the authority to trade the Fund’s portfolio securities (and select brokers to effect the trades).

Shareholders will receive a proxy statement discussing the Board’s decision to approve the New Sub-Advisory Agreement and the Board’s recommendation that shareholders of the Fund vote to approve the New Sub-Advisory Agreement at a special meeting of Fund shareholders that will occur during the third quarter of 2023. If approved by shareholders, the New Sub-Advisory Agreement will become effective on or about August 28, 2023, in conjunction with the Fund’s annual registration statement filing.

Please retain this Supplement with your Prospectus and SAI for future reference.